Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

This common stock purchase agreement (this “Agreement”) is made as of February 24, 2024, by and between [   ], a [    ] (the “Purchaser”), and Digimarc Corporation, an Oregon corporation (the “Company”).

RECITALS

A. Subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

B. This Agreement is part of a series of Common Stock Purchase Agreements (each other Common Stock Purchase Agreement, an “Other Purchase Agreement”), each executed concurrently but as independent transactions, pursuant to which the Company has agreed to sell and issue shares of its common stock to separate purchasers (each other purchaser, an “Other Purchaser”), in each case at the same price per share as contemplated by this Agreement.

TERMS AND CONDITIONS

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Base Prospectus” means the prospectus, dated July 19, 2023, contained in the Registration Statement.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.2.

“Closing Date” means the second (2nd) Trading Day following the date hereof subject to all conditions precedent to (i) the Purchaser’s obligation to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, having been satisfied or waived in writing by the party entitled to the benefit thereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Disclosure Package” means, collectively, the Prospectus, together with the documents incorporated by reference therein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Prospectus” means the Prospectus Supplement, together with the Base Prospectus.

“Prospectus Supplement” means the supplement to the Base Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to the Purchaser at the Closing.

“Registration Statement” means the effective registration statement with Commission File No. 333-272903 that registers the sale of the Shares to the Purchaser, as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the Securities Act).

“Shares” means [ ] shares of Common Stock issued or issuable to the Purchaser pursuant to the terms and conditions of this Agreement.

“Short Sales” means, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Subscription Amount” means $[ ], the aggregate amount to be paid for the Shares purchased hereunder in United States dollars and in immediately available funds.

“Trading Day” means a day on which the Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Other Purchase Agreements, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, and any successor transfer agent of the Company.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase from the Company, the Shares, for a purchase price of $35.00 per Share.

(a) The offering and sale of the Shares (the “Offering”) is being made pursuant to (i) the Registration Statement filed by the Company with the Commission, including the Base Prospectus; (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act) that have been or will be filed, if required, with the Commission and delivered to the Purchaser on or before the date hereof, containing certain supplemental information regarding the terms of the Offering and the Company; and (iii) the Prospectus Supplement containing certain supplemental information regarding the Shares and the terms of the Offering and information that may be material to the Company and its securities that was delivered to the Purchaser and will be filed with the Commission.

(b) There is no placement agent or underwriter for this Offering. The Shares are being issued directly by the Company to the Purchaser.

(c) The Closing shall take place at the offices of Perkins Coie LLP, 1120 NW Couch Street, Tenth Floor, Portland, Oregon 97209, or such other location as the parties shall mutually agree upon in writing, on the Closing Date. Upon satisfaction of the covenants and conditions set forth in Section 2.2, at the Closing, (i) the Purchaser shall deliver to the Company via wire transfer, immediately available funds equal to the Subscription Amount and (ii) the Company shall issue the Shares directly to the account(s) identified by the Purchaser on the signature page hereto or, if requested by the Purchaser on the signature page hereto, in book-entry form registered in the Purchaser’s name and address.

2.2 Closing Conditions.

(a) The Company’s obligation to issue and sell the Shares to the Purchaser shall be subject to:

(i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission;

(ii) no objection shall have been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement;

(iii) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be true and correct as of such date); and

(iv) the delivery by the Purchaser of the items set forth in Section 2.3(b) of this Agreement.

(b) The Purchaser’s obligation to purchase the Shares from the Company shall be subject to:

(i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission;

(ii) no objection shall have been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement;

(iii) there shall have been no Material Adverse Effect since the date hereof;

(iv) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(v) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, which shall be true and correct as of such specified date); and

(vi) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement.

2.3 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) the Company’s wiring instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to issue the Shares to the Purchaser and deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) the Shares directly to the account(s) identified by the Purchaser on the signature page hereto or, if requested by the Purchaser on the signature page hereto, in book-entry form registered in the Purchaser’s name and address (and promptly thereafter deliver evidence of such issuance in book-entry); and

(iv) the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) the Purchaser’s Subscription Amount.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations, Warranties and Covenants of the Company. The Company acknowledges, represents and warrants to, and agrees with, the Purchaser that:

(a) The Company has the requisite right, power and authority to enter into this Agreement and each of the other Transaction Documents, to authorize, issue and sell the Shares as contemplated by this Agreement and each of the other Transaction Documents and to perform and to discharge its obligations hereunder and thereunder; and this Agreement and each of the other Transaction Documents has been duly authorized, executed and delivered by the Company, and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity. Assuming the accuracy of Purchaser’s representations in Section 3.2(g), no approval of the Company’s stockholders or any other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company. The Company and each of its subsidiaries is an entity duly incorporated or otherwise organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) The Shares have been duly authorized and the Shares, when issued and delivered against payment therefor as provided in this Agreement, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens imposed by the Company. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on July 19, 2023, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The Company is eligible to use Form S-3 under the Securities Act and it meets the transaction requirements as set forth in General Instruction I.B.1 of Form S-3. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. No objection has been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement or any Other Purchase Agreement. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus with the Commission pursuant to Rule 424(b) in relation to the sale of the Shares. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are a sufficient number of shares of Common Stock available for issuance under the Registration Statement to issue the Shares and all of the other shares of Common Stock issuable pursuant to the Other Purchase Agreements pursuant to the Registration Statement.

(c) The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale of the Shares, will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any of its subsidiaries is subject, or by which any property or asset of the Company or any of its subsidiaries is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s articles of incorporation or bylaws, except in the case of clauses (i) and (ii) such breaches, violations, defaults, or conflicts which are not, and would not be, individually or in the aggregate, reasonably likely to result in a material adverse effect upon the business, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement or any Other Purchase Agreement (a “Material Adverse Effect”; provided, however, that changes in the trading price of the Common Stock shall not, in and of themselves, constitute a Material Adverse Effect).

(d) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is not, and has never been, an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements, as of their respective dates, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly presented in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(e) Since the date of the latest audited financial statements included within the SEC Reports (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) liabilities, including trade payables and accrued expenses, incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected on a consolidated balance sheet of the Company pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement or any Other Purchase Agreements or as set forth in the SEC Reports, no event, liability, fact, circumstance, litigation, claim, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been disclosed at least one (1) Trading Day prior to the date that this representation is made.

(f) The Company shall, (i) by 5:30 p.m. Eastern time on February 28, 2024, issue a press release and/or file with the Commission a Current Report on Form 8-K (the “Public Announcement”) disclosing all material terms of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, the transaction and any other material, non-public information that the Company or any of its representatives, affiliates, officers, directors, or employees or agents has provided to Purchaser or any of Purchaser’s affiliates, attorneys, agents or representatives at any time prior to the issuance or filing of the Public Announcement, and (ii) by 5:30 p.m. Eastern time on the fourth (4th) Trading Day following the date hereof, file with the Commission a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and including the form of this Agreement and forms of the Transaction Documents as exhibits thereto and an opinion of legal counsel as to the validity of the Shares as exhibits thereto. From and after the issuance or filing of such Public Announcement, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the

Transaction Documents. In addition, effective upon the issuance or filing of such Public Announcement, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and the Purchaser or any of its Affiliates on the other hand, with respect to the transactions contemplated hereby shall terminate and be of no further force or effect. From and after the date hereof, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material, non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. To the extent that the Company delivers any material, non-public information to the Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations and covenants in effecting transactions in securities of the Company. Without the prior written consent of the Purchaser, the Company shall not disclose the name of the Purchaser in any filing or announcement, unless such disclosure is required by applicable law, rule, regulation or legal process based on advice of counsel, in which case the Company shall provide the Purchaser with written notice of such disclosure permitted under this Section prior to such disclosure and reasonably consult with the Purchaser regarding such disclosure.

(g) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

(h) The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on the Trading Market and promptly secure the listing of all of the Shares on the Trading Market. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on the Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company shall not take any action which would reasonably be expected to result in the delisting or suspension of the Common Stock on the Trading Market. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

(i) No brokerage or finder’s fees or commissions are or will be payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Agreement or any of the Other Purchase Agreements. The Purchaser shall have no other obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or any of the Other Purchase Agreements.

(j) The proceeds from the sale of the Shares shall be used by the Company as set forth in the Prospectus Supplement and, for the avoidance of doubt, the Company shall not use such proceeds in violation of FCPA or OFAC regulations.

(k) The Company is not, and as a result of the consummation of the transactions contemplated by (i) this Agreement and the application of the proceeds from the sale of the Shares and (ii) the Other Purchase Agreements and the application of the proceeds from the sale of the Common Stock thereunder, as set forth in the Base Prospectus and the Prospectus Supplement shall not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(l) The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance in any material respect with the listing or maintenance requirements of such Trading Market. As of the date hereof, the Company is in compliance with all such listing and maintenance requirements.

(m) Neither the Company nor any of its officers, directors or Affiliates has, and, to the knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Shares (or any Common Stock issued pursuant to any Other Purchase Agreement), or (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares (or any Common Stock issued pursuant to any Other Purchase Agreement).

(n) The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s article of incorporation (or similar charter documents) or the laws of its state of incorporation, including, without limitation, under the Oregon Control Share Act, as amended, and the Oregon Business Combination Act, as amended, that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Shares and the Purchaser’s ownership of the Shares.

(o) Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 3.2(f)), it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares for any specified term; (ii) past or future open market or other transactions by the Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) the Purchaser, and counter-parties in “derivative” transactions to which such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Shares are outstanding and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(p) Other than the Other Purchase Agreements, the Company has not entered into any side letter or similar agreement with any Other Purchaser or other Person in connection with such Other Purchaser’s or Person’s direct or indirect investment in the Company in the Offering. No Other Purchase Agreement includes terms and conditions that are more advantageous to any such Other Purchaser than the Purchaser hereunder, and such Other Purchase Agreements have not been amended or modified in any material respect following the date of this Agreement.

3.2 Representations, Warranties and Covenants of the Purchaser. The Purchaser acknowledges, represents and warrants to, and agrees with, the Company that:

(a) At the time the Purchaser was offered the Shares, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(b) The Purchaser has had the opportunity to review this Agreement and the Company’s filings with the Commission and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares.

(c) No agent of the Company has been authorized to make and no such agent has made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth in or incorporated by reference in the Base Prospectus or the Prospectus Supplement or as otherwise contemplated by this Agreement.

(d) (i) The Purchaser has the requisite right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity.

(e) Nothing in this Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(f) Since the time that the Purchaser first began discussions with the Company about the transactions contemplated by this Agreement, the Purchaser has not directly or indirectly, nor, to its knowledge, has any Person acting on behalf of or pursuant to any understanding with the Purchaser, (i) disclosed any information regarding the Offering to any third parties (other than the Purchaser’s legal and accounting advisors or any Other Purchaser), or (ii) engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities). The Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will (i) prior to the issuance or filing of the Public Announcement, disclose any information regarding the Offering or any material non-public information that it possesses regarding the Company to any third parties (other than the Purchaser’s legal and accounting advisors or any Other Purchaser), and (ii) until the opening of the second (2nd) Trading Day following the Public Announcement, engage in any transactions in the securities of the Company (including Short Sales).

(g) The Purchaser’s signature page sets forth all securities of the Company held or beneficially owned by such Purchaser as of the date hereof. The Purchaser does not hold or beneficially own any other securities of the Company, except as indicated on the signature page hereto.

ARTICLE IV

MISCELLANEOUS

4.1 Entire Agreement; Modifications. Except as otherwise provided herein, the Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the Company and the Purchaser.

4.2 Survival. All representations, warranties, and agreements of the Company and the Purchaser herein shall survive delivery of, and payment for, the Shares purchased hereunder.

4.3 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other party hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery of a facsimile or PDF.

4.4 Severability. The provisions of this Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

4.5 Notices. All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed e-mail if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Purchaser, as applicable, at the address for such recipient listed on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other party hereto.

4.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.

4.7 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

4.8 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

4.9 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay (a) all transfer agent fees incurred in connection with the delivery of any Shares to the Purchaser and (b) all out-of-pocket expenses (including reasonable attorney’s fees) of the Purchaser incurred by the Purchaser in connection with specifically enforcing the terms and provisions of this Agreement pursuant to Section 4.10.

4.10 Enforcement. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

4.11 Termination. This Agreement may be terminated by the Company or the Purchaser, by written notice to the other party, if the Closing has not been consummated on or before the third (3rd) Trading Day after the parties’ execution of this Agreement; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party.

4.12 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger). Following the Closing, but not prior to the Closing, the Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Purchaser.”

4.13 Independent Nature of Purchaser’s Obligations and Rights. The obligations of the Purchaser under any Transaction Document are several and not joint with the obligations of any Other Purchaser, and the Purchaser shall not be responsible in any way for the performance or non-performance of the obligations of any Other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchaser and any Other Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser or any Other Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Purchaser and any Other Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose. The Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and the Purchaser, solely, and not between the Company and the Purchaser collectively and not between and among the Purchaser and any Other Purchaser.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

DIGIMARC CORPORATION

By:
Name:
Title:

Address for notice:

Digimarc Corporation
8500 SW Creekside Place
Beaverton, Oregon 97008
Attention: Chief Financial Officer
Email: Charles.Beck@digimarc.com

With a copy (which shall not constitute notice) to:

Perkins Coie LLP
1120 NW Couch Street, Tenth Floor
Portland, Oregon 97209
Attention:	Roy Tucker
Joe Bailey
E-mail:	Rtucker@Perkinscoie.com
JoeBailey@Perkinscoie.com

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

[PURCHASER]

By:
Name:
Title:

Address for notice:

Email:

Company Shares currently held by Purchaser: ____________________________________________________________________

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained): ______________________________________________________________________________________________

DTC Participant Number: ___________________________________________________________________________________

Name of Account at DTC Participant being credited with the Shares: _________________________________________________

Account Number at DTC Participant being credited with the Shares: _________________________________________________

Check here if the Shares are to be issued in book-entry: ☐